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                             The Glenmede Fund, Inc.
                             The Glenmede Portfolios
                                  (the "Funds")

                       Supplement dated September 1, 2001
                                       to
                       Prospectus dated February 28, 2001

                        Money Market and Bond Portfolios


         Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

Change in the Funds' Address:

         The following replaces the information under the heading "Where to find more information-Statement of Additional Information" on the last page of the
Prospectus:

         You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request information about the Portfolios, and make inquiries:

         Write to:  The Glenmede Fund/Portfolios
                    200 Clarendon Street, LEG13
                    Boston, MA  02116


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                             The Glenmede Fund, Inc.
                             The Glenmede Portfolios
                                  (the "Funds")

                       Supplement dated September 1, 2001
                                       to
                       Statement of Additional Information
                             dated February 28, 2001

                                 All Portfolios


Change in Administrator, Transfer Agent, Dividend-Paying Agent and Custodian

         Effective September 1, 2001, Investors Bank and Trust Company, with principal offices located at 200 Clarendon Street, Boston, MA 02116, serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Funds.

Change in Distributor

         Effective September 1, 2001, First Fund Distributors, Inc., with principal offices located at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018, serves as distributor of the Funds' shares.